(10)(a)
Consent of Counsel

     Stephen E. Roth
Direct Line: (202) 383-0158
 Internet: sroth@sablaw.com

                                 March 12, 1999

GE Life and Annuity Assurance
     Company
6610 West Broad Street
Richmond, VA 23230

                    Re: GE Life & Annuity Separate Account 4

Gentlemen:

     We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 filed by GE Life & Annuity Separate Account 4 for certain variable annuity policies (File No. 333-63531). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                                Very truly yours,
                                                SUTHERLAND ASBILL & BRENNAN LLP


                                                By: /s/ Stephen E. Roth
                                                    -----------------------
                                                    Stephen E. Roth